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                                                                    EXHIBIT 32.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Lowrance Electronics, Inc. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 26, 2003                  /s/ Darrell J. Lowrance
                                          -------------------------------------
                                          Darrell J. Lowrance
                                          President and Chief Executive Officer



Dated: November 26, 2003                  /s/ Douglas J. Townsdin
                                          -------------------------------------
                                          Douglas J. Townsdin
                                          Vice President of Finance
                                          and Chief Financial Officer



     This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.